Exhibit 10.2

SUBSCRIPTION AGREEMENT AND INVESTMENT SUITABILITY QUESTIONNAIRE

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

Wheelchair ADL Solutions Corporation

1324 N. Liberty Lake Road #169

Liberty Lake, WA  99019

Re: Wheelchair ADL Solutions Corporation Placement of Common Stock

Ladies and Gentlemen:

The undersigned hereby tenders this subscription for the purchase of ________________ shares (“Shares”), each share consisting of one share of the common stock (“Common Stock”) of Wheelchair ADL Solutions Corporation, a Nevada corporation (the “Company”). A check or other form of payment payable to “Vincent & Rees, L.C.” in the amount of $__________________________________ has been delivered. By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

The undersigned acknowledges and represents as follows:

a.

That the undersigned has received and had the opportunity to review the Company’s material information regarding & including the Company’s Prospectus and public files and has been given full and complete access to information regarding the Company and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the offering of the Shares and to obtain any additional information, to the extent reasonably available;

b.

That the undersigned recognizes that the Company that the Shares as an investment involve a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company; and

c.

That the undersigned realizes that (i) the purchase of the Shares is a long-term investment; and (ii) the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because a market for the Shares may not have developed.

If by an individual on behalf of himself or herself:

__________________________________________

Signature

__________________________________________

Print Name

__________________________________________

Date

If on behalf of an entity:

__________________________________________

Print Name of Entity

By:

__________________________________________

Signature of Officer, Trustee or Partner and title

__________________________________________

Print Name of Officer, Trustee or Partner and title

__________________________________________

Date

ACCEPTANCE

This Subscription Agreement is accepted as of ___________________________, 2012.

Wheelchair ADL Solutions Corporation

A Nevada corporation

By:

__________________________________________

Name:

Matthew Allen

Title:

President and Director

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